Exhibit 3.7

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THE SEAL OF THE SECRETARY OF STATE OF OHIO

Form 533A Prescribed by the:

Ohio Secretary of State

Central Ohio: (614) 466-3910

Toll Free: (877) SOS-FILE (767-3453)

www.sos.state.oh.us

Busserv@sos.state.oh.us

Expedite this form: (select one)

Mail form to one of the following:

Expedite PO Box 1390

Columbus, OH 43216

***Requires an additional fee of $100***

Non Expedite PO Box 670

Columbus, OH 43216

ARTICLES OF ORGANIZATION FOR A DOMESTIC

LIMITED LIABILITY COMPANY

Filing Fee: $125.00

(CHECK ONLY ONE (1) BOX)

(1) Articles of Organization for Domestic

For-Profit Limited Liability Company

(115-LCA)

ORC 1705

(2) Articles of Organization for Domestic

Nonprofit Limited Liability Company

(115-LCA)

ORC 1705

Name of limited liability company

1960 Well Services, LLC

Name must include one of the following words or abbreviations: “limited liability company,” “limited,” “LLC,” “L.L.C.,” “ltd.,” or “ltd”

Effective Date (Optional) mm/dd/yyyy

(The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing)

This limited liability company shall exist for perpetual

(Optional) Period of Existence

Purpose all permitted acts and activities

(Optional)

Check here if additional provisions are attached

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ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member(s), manager(s) or representative(s) of

1960 Well Services, LLC

Name of Limited Liability Company

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is:

C T Corporation System

Name of Agent

1300 East 9th Street

Mailing Address

Cleveland Ohio 44114

City State Zip Code

If the agent is an individual and using a P.O. Box, check this box to certify the agent is an Ohio resident.

ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for

1960 Well Services, LLC

Name of Limited Liability Company

hereby acknowledges and accepts the appointment of agent for said limited liability company

Kelly Halford

Kelly Halford

Assistant Secretary

Agent’s Signature

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By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document on behalf of the limited liability company identified above.

REQUIRED

Articles and original appointment of agent must be authenticated (signed) by a member manager or other representative.

Signature May 9, 2011

Date

Damian C. Georgino, authorized representative of member

Print Name

Signature Date

Print Name

Signature Date

Print Name

(See Instructions Below)

FORM 533A Page 3 of 5 Last revised: 8/21/08

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